                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 14, 2003
(Date of earliest event reported)

Commission File No. 333-101500


                    Banc of America Mortgage Securities, Inc.
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          Delaware                                     36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


     201 North Tryon Street, Charlotte, North Carolina              28255
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Address of principal executive offices                           (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.

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ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                            Description
-----------                                            -----------
        (99)                                           Collateral Term Sheets,
                                                       Computational Materials
                                                       and Structural Term
                                                       Sheets prepared by Banc
                                                       of America Securities LLC
                                                       and Lehman Brothers Inc.
                                                       in connection with Banc
                                                       of America Mortgage
                                                       Securities, Inc.,
                                                       Mortgage Pass-Through
                                                       Certificates, Series
                                                       2003-D

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


April 14, 2003

                                                   By:  /s/ Judy Lowman
                                                        ------------------------
                                                        Judy Lowman
                                                        Vice President

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

   (99)               Collateral Term Sheets,                           E
                      Computational Materials
                      and Structural Term Sheets
                      prepared by Banc of America
                      Securities LLC and Lehman
                      Brothers Inc. in connection
                      with Banc of America Mortgage
                      Securities, Inc., Mortgage Pass-
                      Through Certificates, Series 2003-D

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